UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21670

Eaton Vance Enhanced Equity Income Fund II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders

Semiannual Report June 30, 2007

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND II

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

INVESTMENT UPDATE

Lewis Piantedosi

Eaton Vance Mgmt.

Walter A. Row, CFA

Eaton Vance Mgmt.

The Fund

•                  Based on share price, Eaton Vance Enhanced Equity Income Fund II (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOS, had a total return of 3.72% for the six months ended June 30, 2007. This return resulted from a decrease in share price to $20.53 on June 30, 2007, from $20.66 on December 31, 2006, plus the reinvestment of $0.864 per share in distributions.

•                  Based on net asset value (NAV), the Fund had a total return of 9.69% for the six months ended June 30, 2007. That return was the result of an increase in NAV per share to $20.46 on June 30, 2007, from $19.47 on December 31, 2006, plus the reinvestment of $0.864 per share in distributions.

•                  For comparison, the Russell 1000 Growth Index, an unmanaged index commonly used to measure the performance of U.S. growth stocks, had a total return of 8.13% over the same period. The Lipper Options Arbitrage/Options Strategies Funds Classification had a total return of 5.98% at NAV over the same period.(1)

Ronald M. Egalka

Rampart Investment Mgmt.

David R. Fraley

Rampart Investment Mgmt.

Management Discussion

•                  The U.S. stock markets posted positive returns in the first half of 2007, though with increased volatility. The economy slowed somewhat in the first quarter, and higher inflation remained a concern. The U.S. and international equity markets registered sharp declines from late February through mid-March 2007, but recovered in April and rallied to new highs by period’s end, as investors responded favorably to corporate profit growth and continued merger and buyout activity.

•                  The advance in the Russell 1000 Growth Index in the six months ended June 30, 2007, was fairly broad-based, with all sectors posting positive results. Information technology, industrials, health care and energy were the top-peforming sectors, while materials, utilities and financials turned in less robust performances.

•                  The Fund’s information technology sector, consumer discretionary and industrial holdings were among the strongest contributors to performance during the period. In the technology area, the Fund benefited significantly from its investments in makers of computers, peripherals and consumer electronics, as well as a provider of information storage technologies. In the consumer discretionary area, strong contributors included a retailer of video game products and computers and an operator of television channels in eastern and central Europe. In the industrial sector, the Fund had good performance from aerospace companies producing systems for commercial applications. The Fund’s financial sector holdings were among its weaker performers, as commercial banks, insurers and consumer finance stocks were market laggards.

•                  At June 30, 2007, the Fund had written call options on 63.4% of its equity holdings. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the under-lying asset. The expectation of volatility, or “implied volatility,” is the primary variable that determines the pricing of options. The implied volatility of equity options increased moderately in the first half of 2007, spurred, in part, by turmoil in the international markets. The Fund was able to capture some of this volatility in the form of higher premiums in the first half, as well as exploit the shift in relative valuations between large-cap and mid-cap stocks during the period.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)      It is not possible to invest directly in an Index or a Lipper Classification. The index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

FUND PERFORMANCE

•                  While the Fund is authorized to utilize leverage, it has no current intention to do so.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Performance As of 6/30/07

NYSE Symbol:	EOS
Average Annual Total Return (by share price, New York Stock Exchange)
Six Months	3.72%
One Year	17.98
Life of Fund (1/31/05)	12.35

Average Annual Total Return (at net asset value)
Six Months	9.69%
One Year	18.45
Life of Fund (1/31/05)	12.19

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Equity Holdings*

By total investments

Apple, Inc.	1.7%
Texas Instruments, Inc.	1.6
General Dynamics Corp.	1.6
Oracle, Inc.	1.4
Procter & Gamble Co.	1.4
Comcast Corp., Class A.	1.4
Ecolab, Inc.	1.4
Corning, Inc.	1.3
Affiliated Managers Group, Inc.	1.3
Transocean, Inc.	1.3

Common Stock Sector Allocation*

By total investments

*             Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at June 30, 2007.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.7%(1)
Security	Shares	Value
Aerospace & Defense — 5.4%
Alliant Techsystems, Inc.(2)	79,793	$7,911,476
Boeing Company	32,505	3,125,681
General Dynamics Corp.	199,997	15,643,765
Precision Castparts Corp.	49,549	6,013,267
Rockwell Collins, Inc.	155,659	10,995,752
United Technologies Corp.	131,884	9,354,532
		$53,044,473
Beverages — 1.0%
PepsiCo, Inc.	155,157	$10,061,931
		$10,061,931
Biotechnology — 2.4%
Amgen, Inc.(2)	44,500	$2,460,405
Cephalon, Inc.(2)	131,845	10,599,020
Genzyme Corp.(2)	160,614	10,343,542
		$23,402,967
Capital Markets — 3.7%
Affiliated Managers Group, Inc.(2)	102,320	$13,174,723
E*Trade Financial Corp.(2)	423,103	9,346,345
Mellon Financial Corp.	190,782	8,394,408
UBS AG	81,500	4,890,815
		$35,806,291
Chemicals — 1.4%
Ecolab, Inc.	320,122	$13,669,209
		$13,669,209
Commercial Banks — 0.8%
Zions Bancorporation	108,533	$8,347,273
		$8,347,273
Commercial Services & Supplies — 2.3%
Avery Dennison Corp.	159,623	$10,611,737
Equifax, Inc.	268,227	11,914,643
		$22,526,380

Security	Shares	Value
Communications Equipment — 4.3%
Cisco Systems, Inc.(2)	400,987	$11,167,488
Corning, Inc.(2)	521,667	13,328,592
QUALCOMM, Inc.	184,599	8,009,751
Riverbed Technology, Inc.(2)	217,432	9,527,870
		$42,033,701
Computer Peripherals — 4.1%
Apple, Inc.(2)	142,262	$17,361,655
Brocade Communications Systems, Inc.(2)	1,047,499	8,191,442
EMC Corp.(2)	478,552	8,661,791
NCR Corp.(2)	115,648	6,076,146
		$40,291,034
Consumer Finance — 1.0%
American Express Co.	165,558	$10,128,838
		$10,128,838
Diversified Telecommunication Services — 0.6%
Windstream Corp.	387,340	$5,717,138
		$5,717,138
Electrical Equipment — 0.8%
Emerson Electric Co.	162,165	$7,589,322
		$7,589,322
Electronic Equipment & Instruments — 0.9%
Agilent Technologies, Inc.(2)	221,627	$8,519,342
		$8,519,342
Energy Equipment & Services — 2.9%
Dresser-Rand Group, Inc.(2)	148,746	$5,875,467
Schlumberger, Ltd.	107,605	9,139,969
Transocean, Inc.(2)	122,515	12,984,140
		$27,999,576
Food & Staples Retailing — 2.8%
CVS/Caremark Corp.	274,937	$10,021,454
Kroger Co.	347,740	9,781,926
Safeway, Inc.	227,785	7,751,524
		$27,554,904

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Food Products — 2.3%
Kraft Foods, Inc.	35,281	$1,243,655
Nestle SA ADR	116,862	11,108,376
William Wrigley Jr. Co.	181,003	10,011,276
		$22,363,307
Health Care Equipment & Supplies — 6.0%
Baxter International, Inc.	184,589	$10,399,744
DENTSPLY International, Inc.	289,143	11,062,611
Edwards Lifesciences Corp.(2)	248,856	12,278,555
Gen-Probe, Inc.(2)	147,557	8,915,394
St. Jude Medical, Inc.(2)	197,028	8,174,692
Thoratec Corp.(2)	402,472	7,401,460
		$58,232,456
Health Care Providers & Services — 4.2%
DaVita, Inc.(2)	171,568	$9,244,084
Henry Schein, Inc.(2)	205,781	10,994,879
Lincare Holdings, Inc.(2)	277,189	11,045,982
UnitedHealth Group, Inc.	191,046	9,770,092
		$41,055,037
Hotels, Restaurants & Leisure — 2.3%
Cheesecake Factory, Inc.(2)	391,645	$9,603,135
Marriott International, Inc., Class A	169,250	7,318,370
Starwood Hotels & Resorts Worldwide, Inc.	86,182	5,780,227
		$22,701,732
Household Durables — 1.0%
Jarden Corp.(2)	234,016	$10,065,028
		$10,065,028
Household Products — 2.4%
Colgate-Palmolive Co.	140,812	$9,131,658
Procter & Gamble Co.	230,650	14,113,474
		$23,245,132
Independent Power Producers & Energy Traders — 1.1%
NRG Energy, Inc.(2)	264,067	$10,977,265
		$10,977,265

Security	Shares	Value
Insurance — 2.7%
AON Corp.	260,203	$11,087,250
Travelers Cos., Inc. (The)	216,012	11,556,642
Willis Group Holdings, Ltd.	86,346	3,804,405
		$26,448,297
Internet & Catalog Retail — 0.4%
Liberty Media Corp. - Interactive Group(2)	197,723	$4,415,155
		$4,415,155
Internet Software & Services — 3.6%
Akamai Technologies, Inc.(2)	226,344	$11,009,372
Google, Inc., Class A(2)	21,107	11,046,982
Omniture, Inc.(2)	205,785	4,716,592
VeriSign, Inc.(2)	264,645	8,397,186
		$35,170,132
IT Services — 2.8%
Fidelity National Information Services, Inc.	169,041	$9,175,545
MoneyGram International, Inc.	352,900	9,863,555
Paychex, Inc.	202,473	7,920,744
		$26,959,844
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc.(2)	122,820	$6,352,250
		$6,352,250
Machinery — 4.6%
Deere & Co.	43,065	$5,199,668
Eaton Corp.(2)	125,522	11,673,546
Oshkosh Truck Corp.	121,014	7,614,201
Parker Hannifin Corp.	105,619	10,341,156
Trinity Industries, Inc.	228,470	9,947,584
		$44,776,155
Media — 5.0%
Central European Media Enterprises, Ltd., Class A(2)	111,546	$10,884,659
Comcast Corp., Class A(2)	498,736	14,024,456
McGraw-Hill Companies, Inc.	173,157	11,788,529
Time Warner, Inc.	583,035	12,267,056
		$48,964,700

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Metals & Mining — 2.0%
Aber Diamond Corp.	246,057	$9,426,444
Goldcorp, Inc.	416,668	9,870,865
		$19,297,309
Multiline Retail — 1.2%
Macy's, Inc.	286,670	$11,403,733
		$11,403,733
Oil, Gas & Consumable Fuels — 1.1%
Apache Corp.	132,275	$10,792,317
		$10,792,317
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	109,464	$4,981,707
		$4,981,707
Pharmaceuticals — 4.7%
Abbott Laboratories	171,820	$9,200,961
Eli Lilly & Co.	172,982	9,666,234
Johnson & Johnson	177,620	10,944,944
Mylan Laboratories, Inc.	390,746	7,107,670
Novartis AG ADR	163,628	9,174,622
		$46,094,431
Real Estate Investment Trusts (REITs) — 1.0%
Public Storage Corp.	124,574	$9,569,775
		$9,569,775
Semiconductors & Semiconductor Equipment — 9.0%
KLA-Tencor Corp.	227,597	$12,506,455
Marvell Technology Group, Ltd.(2)	541,611	9,862,736
MEMC Electronic Materials, Inc.(2)	128,000	7,823,360
Microchip Technology, Inc.	267,973	9,925,720
Micron Technology, Inc.(2)	652,491	8,175,712
NVIDIA Corp.(2)	300,113	12,397,668
Teradyne, Inc.(2)	657,428	11,557,584
Texas Instruments, Inc.	418,846	15,761,175
		$88,010,410

Security	Shares	Value
Software — 2.4%
Autodesk, Inc.(2)	189,967	$8,943,646
Oracle Corp.(2)	724,375	14,277,431
		$23,221,077
Specialty Retail — 2.6%
Bed Bath & Beyond, Inc.(2)	228,264	$8,215,221
GameStop Corp., Class A(2)	273,837	10,707,027
OfficeMax, Inc.	169,046	6,643,508
		$25,565,756
Tobacco — 1.1%
Altria Group, Inc.	50,746	$3,559,324
Lowes Corp.-Carolina Group	90,197	6,969,522
		$10,528,846
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	168,889	$7,176,094
		$7,176,094
Total Common Stocks (identified cost $936,408,199)		$975,060,324
Short-Term Investments — 2.9%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.82%(3)	28,110	$28,109,583
Total Short-Term Investments (identified cost $28,109,583)		$28,109,583
Total Investments — 102.6% (identified cost $964,517,782)		$1,003,169,907

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Covered Call Options Written — (2.6)%
Type of Contract	Number of Contracts	Premium Received	Value
Abbott Laboratories, Expires 8/18/07, Strike 57.50	1,225	$267,573	$(40,425)
Affiliated Managers Group, Inc., Expires 9/22/07, Strike 130.00	630	363,567	(407,610)
Agilent Technologies, Inc., Expires 8/18/07, Strike 40.00	2,216	279,433	(181,712)
Akamai Technologies, Inc., Expires 8/18/07, Strike 45.00	1,165	317,516	(617,450)
Alliant Technologies, Inc., Expires 7/21/07, Strike 100.00	520	154,490	(67,600)
Altria Group, Inc., Expires 9/22/07, Strike 70.00	190	39,348	(49,590)
American Express Co., Expires 7/21/07, Strike 62.50	1,235	274,289	(67,925)
AON Corp., Expires 7/21/07, Strike 40.00	1,845	280,620	(479,700)
Apache Corp., Expires 7/21/07, Strike 80.00	945	242,956	(283,500)
Apple, Inc., Expires 7/21/07, Strike 100	480	310,603	(1,060,800)
Apple, Inc., Expires 7/21/07, Strike 115.00	941	143,124	(865,720)
Autodesk, Inc., Expires 7/21/07, Strike 40.00	670	156,175	(482,400)
Avery Dennison Corp., Expires 10/20/07, Strike 65.00	795	210,532	(302,100)
Baxter International, Inc., Expires 7/21/07, Strike 57.50	1,360	220,453	(81,600)
Boeing Company, Expires 8/18/07, Strike 100.00	325	81,119	(52,650)
Brocade Communications Systems, Inc., Expires 10/20/07, Strike 10.00	5,237	97,407	(78,555)
Brocade Communications Systems, Inc., Expires 10/20/07, Strike 9.00	5,237	254,514	(130,925)
Central European Media Enterprises, Ltd., Expires 10/20/07, Strike 95.00	515	327,402	(440,325)
Cephalon, Inc., Expires 7/21/07, Strike 85.00	1,318	292,723	(79,080)
Cheesecake Factory, Inc., Expires 10/20/07, Strike 25.00	1,860	338,701	(316,200)
Cisco Systems, Inc., Expires 7/21/07, Strike 27.50	1,705	155,323	(127,875)
Colgate-Palmolive Co., Expires 8/18/07, Strike 70.00	1,408	78,988	(21,120)
Comcast Corp., Class A, Expires 7/21/07, Strike 27.50	3,105	323,277	(263,925)

Type of Contract	Number of Contracts	Premium Received	Value
Corning, Inc., Expires 8/18/07, Strike 25.00	2,410	$270,157	$(385,600)
CVS/Caremark Corp., Expires 11/17/07, Strike 37.50	1,440	348,619	(288,000)
Davita, Inc., Expires 7/21/07, Strike 55.00	985	244,985	(59,100)
Deere & Co., Expires 7/21/07, Strike 115.00	275	129,138	(192,500)
DENTSPLY International, Inc., Expires 7/21/07, Strike 35.00	2,891	169,410	(954,030)
E*Trade Financial Corp., Expires 7/21/07, Strike 22.50	1,365	173,489	(81,900)
Eaton Corp., Expires 7/21/07, Strike 90.00	860	253,481	(348,300)
Ecolab, Inc., Expires 10/20/07, Strike 45.00	1,505	198,832	(165,550)
Edwards Lifesciences Corp., Expires 8/18/07, Strike 50.00	1,140	313,324	(131,100)
Eli Lilly & Co., Expires 7/21/07, Strike 60.00	1,729	269,772	(8,645)
EMC Corp., Expires 7/21/07, Strike 16.00	3,620	177,269	(778,300)
Emerson Electric Co., Expires 9/22/07, Strike 50.00	1,621	205,666	(105,365)
Equifax, Inc., Expires 7/21/07, Strike 40.00	1,280	233,084	(588,800)
Estee Lauder Cos., Inc. (The), Expires 10/20/07, Strike 50.00	655	127,461	(63,862)
Fidelity National Information Services, Inc., Expires 7/21/07, Strike 50.00	1,690	367,992	(692,900)
GameStop Corp., Class A, Expires 7/21/07, Strike 35.00	1,560	256,444	(655,200)
General Dynamics Corp., Expires 8/18/07, Strike 85.00	1,999	264,064	(69,965)
Gen-Probe, Inc., Expires 8/18/07, Strike 55.00	1,475	246,469	(870,250)
Genzyme Corp., Expires 7/21/07, Strike 65.00	1,025	292,018	(82,000)
Goldcorp, Inc., Expires 10/20/07, Strike 25.00	2,170	366,681	(325,500)
Google, Inc., Class A, Expires 9/22/07, Strike 520.00	85	227,857	(255,850)
Henry Schein, Inc., Expires 7/21/07, Strike 55.00	2,057	235,790	(56,567)
Jarden Corp., Expires 10/20/07, Strike 45.00	1,370	381,571	(328,800)
Johnson & Johnson, Expires 10/20/07, Strike 65.00	1,776	161,791	(150,960)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
KLA-Tencor Corp., Expires 9/22/07, Strike 57.50	1,520	$341,387	$(304,000)
Kroger Co. (The), Expires 7/21/07, Strike 30.00	1,400	139,438	(28,000)
Liberty Media Corp.-Interactive Group, Expires 7/21/07, Strike 25.00	790	136,107	(11,850)
Lincare Holdings, Inc., Expires 8/18/07, Strike 40.00	1,325	241,279	(195,437)
Loews Corp. - Carolina Group, Expires 9/22/07, Strike 80.00	590	131,049	(129,800)
Macy's, Inc., Expires 8/18/07, Strike 40.00	1,125	165,485	(253,125)
Marriott International, Inc., Class A, Expires 7/21/07, Strike 45.00	525	142,850	(31,500)
Marvell Technology Group, Ltd., Expires 8/18/07, Strike 17.50	1,940	363,201	(320,100)
McGraw-Hill Companies, Inc., (The), Expires 7/21/07, Strike 70.00	1,100	305,806	(99,000)
Mellon Financial Corp., Expires 9/22/07, Strike 45.00	1,290	170,406	(245,100)
MEMC Electronic Materials, Inc., Expires 7/21/07, Strike 65.00	990	217,401	(79,200)
Microchip Technology, Inc., Expires 7/21/07, Strike 40.00	2,679	302,695	(40,185)
Micron Technology, Inc., Expires 7/21/07, Strike 13.00	2,050	130,376	(41,000)
Moneygram International, Inc., Expires 7/21/07, Strike 30.00	1,625	143,973	(28,438)
Mylan Laboratories, Inc., Expires 10/20/07, Strike 20.00	2,465	424,220	(123,250)
NCR Corp., Expires 7/21/07, Strike 50.00	1,156	318,681	(323,680)
Novartis AG, Expires 10/20/07, Strike 55.00	795	214,329	(262,350)
NRG Energy, Inc., Expires 9/22/07, Strike 47.50	1,980	316,082	(193,050)
NVIDIA Corp., Expires 9/22/07, Strike 40.00	2,025	662,367	(850,500)
Omniture, Inc., Expires 9/22/07, Strike 22.50	935	125,787	(280,500)
Oracle Corp., Expires 9/22/07, Strike 20.00	4,305	418,009	(400,365)
Oshkosh Truck Corp., Expires 10/20/07, Strike 65.00	835	316,224	(300,600)
Parker Hannifan Corp., Expires 7/21/07, Strike 100.00	1,056	231,894	(139,920)
Paychex, Inc., Expires 9/22/07, Strike 37.50	845	180,227	(226,038)

Type of Contract	Number of Contracts	Premium Received	Value
PepsiCo, Inc., Expires 10/20/07, Strike 67.50	1,045	$195,516	$(143,165)
Precision Castparts Corp., Expires 9/22/07, Strike 120.00	335	251,008	(251,250)
Procter & Gamble Co., Expires 10/20/07, Strike 65.00	2,306	204,308	(207,540)
Public Storage, Expires 9/22/07, Strike 85.00	875	217,163	(131,250)
QUALCOMM, Inc., Expires 7/21/07, Strike 45.00	1,130	338,543	(53,110)
Riverbed Technology, Inc., Expires 9/22/07, Strike 45.00	760	309,414	(311,600)
Rockwell Collins, Inc., Expires 7/21/07, Strike 70.00	1,556	236,664	(225,620)
Rogers Communications, Inc., Class B, Expires 7/21/07, Strike 40.00	860	97,187	(210,700)
Safeway, Inc., Expires 9/22/07, Strike 35.00	2,277	420,328	(335,858)
Schlumberger, Ltd., Expires 8/18/07, Strike 85.00	1,076	316,985	(441,160)
St. Jude Medical, Inc., Expires 7/21/07, Strike 45.00	1,185	206,388	(35,550)
Starwood Hotels & Resorts Worldwide, Inc., Expires 8/18/07, Strike 70.00	595	205,004	(101,150)
Teradyne, Inc., Expires 7/21/07, Strike 17.50	2,505	262,019	(150,300)
Texas Instruments, Inc., Expires 7/21/07, Strike 35.00	2,900	494,268	(846,800)
Thermo Fisher Scientific, Inc., Expires 9/22/07, Strike 55.00	1,228	186,776	(128,940)
Thoratec Corp., Expires 7/21/07, Strike 20.00	1,825	243,542	(36,500)
Time Warner, Inc., Expires 7/21/07, Strike 20.00	2,685	401,670	(308,775)
Transocean, Inc., Expires 8/18/07, Strike 90.00	720	285,908	(1,245,600)
Travelers Cos., Inc., Expires 7/21/07, Strike 55.00	2,027	247,493	(48,648)
Trinity Industries, Inc., Expires 10/20/07, Strike 45.00	1,445	263,130	(382,925)
UBS AG, Expires 9/22/07, Strike 65.00	500	83,549	(45,000)
United Technologies Corp., Expires 8/18/07, Strike 70.00	1,318	243,299	(362,450)
UnitedHealth Group, Inc., Expires 9/22/07, Strike 55.00	1,140	144,903	(119,700)
VeriSign, Inc., Expires 9/22/07, Strike 30.00	1,415	229,368	(452,800)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
William Wrigley Jr. Co., Expires 9/22/07, Strike 55.00	980	$232,350	$(225,400)
Willis Group Holdings, Ltd., Expires 7/21/07, Strike 40.00	11	2,278	(4,565)
Zions Bancorporation, Expires 10/20/07, Strike 80.00	645	150,218	(127,388)
Total Covered Call Options Written (premiums received $23,734,046)			$(25,978,563)
Other Assets, Less Liabilities — 0.0%			$476,727
Net Assets — 100.0%			$977,668,071

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for outstanding options written.

(2)  Non-income producing security.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2007.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2007

Assets
Unaffiliated investments, at value (identified cost, $936,408,199)	$975,060,324
Affiliated investment, at value (identified cost, $28,109,583)	28,109,583
Receivable from the transfer agent	631,793
Dividends and interest receivable	573,923
Interest receivable from affiliated investment	165,597
Tax reclaims receivable	29,759
Total assets	$1,004,570,979
Liabilities
Written options outstanding, at value (premiums received $23,734,046)	$25,978,563
Payable to affiliate for investment advisory fees	792,652
Payable to affiliate for Trustees' fees	5,865
Accrued expenses	125,828
Total liabilities	$26,902,908
Net assets applicable to common shares	$977,668,071
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 47,774,021 shares issued and outstanding	$477,740
Additional paid-in capital	907,768,520
Undistributed net realized gain (computed on the basis of identified cost)	33,508,270
Distributions in excess of net investment income	(494,081)
Net unrealized appreciation (computed on the basis of identified cost)	36,407,622
Net assets applicable to common shares	$977,668,071
Net Asset Value Per Common Share
($977,668,071 ÷ 47,774,021 common shares issued and outstanding)	$20.46

Statement of Operations

For the Six Months Ended
June 30, 2007

Investment Income
Dividends (net of foreign taxes, $115,158)	$4,405,564
Interest	2,307
Interest income allocated from affiliated investment	830,582
Expenses allocated from affiliated investment	(77,933)
Total investment income	$5,160,520
Expenses
Investment adviser fee	$4,674,954
Trustees' fees and expenses	12,001
Custodian fee	157,560
Printing and postage	112,540
Legal and accounting services	37,733
Transfer and dividend disbursing agent fees	36,608
Miscellaneous	35,327
Total expenses	$5,066,723
Deduct — Reduction of custodian fee	$12
Total expense reductions	$12
Net expenses	$5,066,711
Net investment income	$93,809
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$60,206,169
Written options	19,752,400
Foreign currency and forward foreign currency exchange contract transactions	12
Net realized gain	$79,958,581
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$7,500,165
Written options	1,152,697
Net increase from payments by affiliates on net realized losses realized on the disposal of options in violation of restrictions	6,890
Foreign currency and forward foreign currency exchange contracts	44
Net change in unrealized appreciation (depreciation)	$8,659,796
Net realized and unrealized gain	$88,618,377
Net increase in net assets from operations	$88,712,186

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
From operations —
Net investment income	$93,809	$9,494,129
Net realized gain from investment transactions, written options and foreign currency	79,958,581	56,556,304
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	8,659,796	23,507,345
Net increase in net assets from operations	$88,712,186	$89,557,778
Distributions to common shareholders — From net investment income	$(1,137,790)	$(16,485,987)
From net realized gain	(40,070,374)	(61,838,989)
Tax return of capital	—	(3,691,366)
Total distributions to common shareholders	$(41,208,164)	$(82,016,342)
Capital share transactions — Reinvestment of distributions to common shareholders	$2,904,486	$4,264,926
Total increase in net assets from capital share transactions	$2,904,486	$4,264,926
Net increase in net assets	$50,408,508	$11,806,362
Net Assets Applicable to Common Shares
At beginning of period	$927,259,563	$915,453,201
At end of period	$977,668,071	$927,259,563
Undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of period	$(494,081)	$549,900

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended June 30, 2007 (Unaudited)(1)		Year Ended December 31, 2006(1)		Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of period	$19.470		$19.310		$19.100	(3)
Income (loss) from operations
Net investment income (loss)	$0.002		$0.200		$(0.015)
Net realized and unrealized gain	1.852	(4)	1.688		1.679
Total income from operations	$1.854		$1.888		$1.664
Less distributions to common shareholders
From net investment income	$(0.024)		$(0.347)		$—
From net realized gain	(0.840)		(1.303)		(1.440)
From tax return of capital	—		(0.078)		—
Total distributions to common shareholders	$(0.864)		$(1.728)		$(1.440)
Offering costs charged to paid-in capital	$—		$—		$(0.014)
Net asset value — End of period	$20.460		$19.470		$19.31.0
Market value — End of period	$20.530		$20.660		$17.860
Total Investment Return on Net Asset Value(5)	9.69	%(10)	10.34%		9.08	%(6)(10)
Total Investment Return on Market Value(5)	3.72	%(10)	26.58%		0.89	%(6)(10)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$977,668		$927,260		$915,453
Ratios (as a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction	1.08	%(7)	1.06	%(8)	1.07	%(7)(9)
Expenses after custodian fee reduction	1.08	%(7)	1.06	%(8)	1.07	%(7)(9)
Net investment income (loss)	0.02	%(7)	1.04	%(8)	(0.09	)%(7)(9)
Portfolio Turnover	94%		129%		112%

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $.90 per share paid by the shareholder from the $20.00 offering price.

(4)  During the six months ended June 30, 2007, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written option position that did not meet the Fund's investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the six months ended June 30, 2007.

(5)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)  Annualized.

(8)  The investment advisor voluntarily waived a portion of its advisory fee (less than 0.005% of average daily net assets for 2006).

(9)  The investment adviser voluntarily waived a portion of its advisory fee (equal to 0.01% of average daily net assets for 2005).

(10)  Not annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 8, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividends to shareholders are recorded on the ex-dividend date.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

J  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

K  Interim Financial Statements — The interim financial statements relating to June 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make regular monthly distributions sourced form the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total monthly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

capital gains, if any. The final determination of tax characteristics of the Fund's distributions will occur after the end of the year, at which time it will be reported to the shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distributions and the Fund's distribution policy could change. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the six months ended June 30, 2007, the Fund's advisory fee totaled $4,751,408 of which $76,454 was allocated from Cash Management and $4,674,954 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

Rampart made a voluntary reimbursement to compensate the Fund for a realized loss of $6,890 incurred from the closing out of a written option position that did not meet the Fund's investment guidelines.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $896,769,956 and $901,763,186 respectively, for the six months ended June 30, 2007.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$970,347,819
Gross unrealized appreciation	$58,771,821
Gross unrealized depreciation	(25,949,733)
Net unrealized appreciation	$32,822,088

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Issued to shareholders electing to receive payments of distributions in Fund shares	145,227	223,777
Net increase	145,227	223,777

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2007 is included in the Portfolio of Investments.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Written call options activity for the period ended June 30, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	141,814	$24,810,118
Options written	328,337	55,088,552
Options terminated in closing purchase transactions	(304,351)	(50,790,258)
Options expired	(23,200)	(5,374,366)
Outstanding, end of period	142,600	$23,734,046

At June 30, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Enhanced Equity Income Fund II

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you may request that the firm or nominee participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged a pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund II

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund II
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2007, our records indicate that there are 48 registered shareholders and approximately 47,219 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Exchange symbol

The New York Exchange symbol is EOS.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30,

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen , fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Enhanced Equity Income Fund II (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund II

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Tustees Ralph F. Verni Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund II
Rampart Investment Management Company, Inc.

One International Place

Boston, MA 02110

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Enhanced Equity Income Fund II

The Eaton Vance Building

255 State Street

Boston, MA 02109

2426-8/07  CE-EEIF2SRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

During the period, the registrant’s Board designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Hayes retired from the Board effective July 1, 2007. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 10, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 10, 2007